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                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Federal Screw Works (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, W.T. ZurSchmiede, Jr., Chairman of the Board, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 13, 2003

                                   /s/ W.T. ZurSchmiede, Jr.
                                   ---------------------------------------------
                                   W.T. ZurSchmiede, Jr., Chairman of the Board, Chief Financial Officer and Secretary of Federal Screw Works